Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Postretirement (Detail) (USD $)
In Thousands, unless otherwise specified
	May 31, 2012	May 31, 2011
Postretirement Benefits, U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized In Accumulated Other Comprehensive Income Loss [Line Items]
Net actuarial gain (loss)	$ (35)	$ 778
Prior service credits	603	689
Total recognized in accumulated other comprehensive income not affecting retained earnings	568	1,467
Postretirement Benefits, Non-U.S. Plans
Schedule of Pension and Other Postretirement Benefits Recognized In Accumulated Other Comprehensive Income Loss [Line Items]
Net actuarial gain (loss)	(9,441)	(2,943)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (9,441)	$ (2,943)